SEVENTH AMENDMENT TO LOAN AGREEMENTS AND NOTES

THIS SEVENTH AMENDMENT TO LOAN AGREEMENTS AND NOTES (this “Amendment”), dated as of October 11th, 2013, is made among TULSA INSPECTION RESOURCES, INC., an Oklahoma corporation (the “Borrower”), Tulsa Inspection Resources-Nondestructive Examination, Inc., an Oklahoma corporation (“TIR-NE”), TRIANGLE MEZZANINE FUND, LLLP, a North Carolina limited liability limited partnership (“Triangle”), FIDUS MEZZANINE CAPITAL, L.P., a Delaware limited partnership (“Fidus”), SPP MEZZANINE FUNDING II HOLDINGS, LLC, a Delaware limited liability company (“SPP II”), SPP MEZZANINE FUNDING II-A, L.P., a Delaware limited partnership (“SPP II-A”), and SALEM HALIFAX CAPITAL PARTNERS, LIMITED PARTNERSHIP, a North Carolina limited partnership (“Salem” and, together with Triangle, Fidus, SPP II, SPP II-A, the “Lenders”). Capitalized terms used herein without definition shall have the meaning given to them in the 2010 Loan Agreement referred to below.

RECITALS

A.           The Borrower, Triangle, as the Agent and a Lender, and the Lenders, are parties to a Loan Agreement, dated as of March 12, 2009 (as amended, modified or supplemented, the “2009 Loan Agreement”), pursuant to which the Lenders provided a $17,000,000 term loan to the Borrower upon the terms and conditions set forth therein.

B.           The Borrower, Triangle, as the Agent and a Lender, and the Lenders, are parties to a Loan Agreement, dated as of July 8, 2010 (as amended, modified or supplemented, the “2010 Loan Agreement” and, together with the 2009 Loan Agreement, the “Loan Agreements”), pursuant to which the Lenders provided a $2,756,001 term loan to the Borrower upon the terms and conditions set forth therein.

C.           The parties hereto have agreed to the amendments to the Loan Agreements and the limited waivers as set forth below.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

amendments to THE LOAN AGREEMENTS AND NOTES

1.1           Existing Defined Terms. Section 1.1 of each Loan Agreement is hereby amended by amending the following defined term:

(a)	The definition of “Change of Control” is hereby amended and restated in its entirety as follows:

“Change of Control” means one or more transactions resulting in: (a) one or more Persons (other than the holders of Capital Stock of the Borrower that were existing as of March 12, 2009 and Cypress Energy Holdings, LLC, a Delaware limited liability company, operating indirectly through Cypress Energy Partners – TIR, LLC, a Delaware limited liability company (“Cypress”)), either (i) owning in the aggregate 50% or more of the then outstanding units of voting Capital Stock of the Borrower, or (ii) being able to elect a majority of the Board of Directors or otherwise to exercise, directly or indirectly Control over the management or policies of the Borrower; (b) the aggregate of the issued and outstanding units of each class of Capital Stock of the Borrower held by each of Cypress, Charles Stephenson and Cynthia Field (directly or indirectly), free and clear of all Liens, rights, options, warrants or other similar agreements or understandings being less than 80% of the aggregate of the issued and outstanding shares of such class of Capital Stock of the Borrower held by Cypress, Charles Stephenson and Cynthia Field (directly or indirectly), as applicable, as of October 5, 2013; (c) any distribution, recapitalization, units sale or other event resulting in the receipt by Cypress, Charles Stephenson and Cynthia Field (directly or indirectly), collectively, of gross proceeds equal to or exceeding the actual aggregate cash investment by the Sponsor (directly or indirectly) in the Borrower; (d) any Credit Party ceasing to own 100% of the issued and outstanding Capital Stock of any of its Subsidiaries; (e) the consummation of an initial public offering and sale of Capital Stock by any Credit Party which is registered under the Securities Act; or (f) the sale of greater than fifty percent (50%) of the assets of any Credit Party (excluding (I) sales of inventory in the ordinary course of business and/or (II) the assignment of rights to accounts receivable in connection with factoring relationships entered into the ordinary course of business).

(b)	The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

”Maturity Date” means June 1, 2015.

1.2           Confidentiality. The definition of “Information” set forth in Section 9.18 of each Loan Agreement is hereby amended and restated in its entirety as follows:

“For the purposes of this Section, “Information” means all information received from the Borrower or its Subsidiaries or Cypress Energy Partners – TIR, LLC relating to the Borrower or its Subsidiaries or Cypress Energy Partners – TIR, LLC or their business, other than any such information that is available to any Lender on a non-confidential basis prior to disclosure by the Borrower or its Subsidiaries or Cypress Energy Partners – TIR, LLC ; provided that, in the case of information received from the Borrower or any Subsidiary or Cypress Energy Partners – TIR, LLC after the date hereof, such information is clearly identified (in a reasonable manner) at the time of delivery as confidential.”

1.3           2009 Notes. Section 2.1 of each Note (as defined in the 2009 Loan Agreement) is hereby amended and restated in its entirety as follows:

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“2.1           Accrual and Pay Rates.

(a)          Accrual Rate. Subject to Section 2.2 hereof, from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the fixed rate of sixteen percent (16%) per annum (computed on the basis of a year of 360 days and actual days elapsed) (such interest rate, the “Accrual Rate”), provided that such rate shall be fourteen percent (14%) per annum for periods ending on or prior to the later of (i) March 12, 2014 and (ii) the date on which the Holder notifies the Borrower of its election to charge interest at the higher rate set forth in the preceding clause.

(b)          Pay Rate. Subject to Section 2.2 hereof, from the date hereof and thereafter until the repayment of this Note in full, interest shall be paid currently in cash on a monthly basis at the fixed rate of sixteen percent (16%) per annum (computed on the basis of a year of 360 days and actual days elapsed) (such interest rate, the “Pay Rate”), provided that such rate shall be fourteen percent (14%) per annum for periods ending on or prior to the later of (i) March 12, 2014 and (ii) the date on which the Holder notifies the Borrower of its election to charge interest at the higher rate set forth in the preceding clause.”

1.4           2010 Notes. Section 2.1 of each Note (as defined in the 2010 Loan Agreement) is hereby amended and restated in its entirety as follows:

“2.1           Accrual and Pay Rates.

(a)          Accrual Rate. Subject to Section 2.2 hereof, from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the fixed rate of nineteen and one half percent (19.5%) per annum (computed on the basis of a year of 360 days and actual days elapsed) (such interest rate, the “Accrual Rate”), provided that such rate shall be seventeen and one half percent (17.5%) per annum for periods ending on or prior to the later of (i) March 12, 2014 and (ii) the date on which the Holder notifies the Borrower of its election to charge interest at the higher rate set forth in the preceding clause.

(b)          Pay Rate. Subject to Section 2.2 hereof, from the date hereof and thereafter until the repayment of this Note in full, interest shall be paid currently in cash on a monthly basis at the fixed rate of nineteen and one half percent (19.5%) (computed on the basis of a year of 360 days and actual days elapsed) (such interest rate, the “Pay Rate”), provided that such rate shall be seventeen and one half percent (17.5%) per annum for periods ending on or prior to the later of (i) March 12, 2014 and (ii) the date on which the Holder notifies the Borrower of its election to charge interest at the higher rate set forth in the preceding clause.”

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Borrower and each other Credit Party hereby represents and warrants to the Lenders and the Agent as follows:

2.1           Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower and each other Credit Party contained in each Loan Agreement and the other Loan Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

2.2           No Default. After giving effect to this Amendment, no Default or Event of Default under the 2009 Loan Agreement has occurred and is continuing. After giving effect to this Amendment, no Default or Event of Default under the 2010 Loan Agreement has occurred and is continuing.

2.3           Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the corporate authority of the Borrower, each other Credit Party, (ii) have been duly authorized by all necessary corporate action of the Borrower, and each other Credit Party, (iii) do not and will not violate any provision of law, statute, rule or regulation to which the Borrower or any other Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any other Credit Party and (iv) do not violate or breach any provision of the governing documents of the Borrower or any other Credit Party, or any agreement or other instrument binding upon the Borrower or any other Credit Party.

2.1           Enforceability. This Amendment has been duly executed and delivered by the Borrower and each other Credit Party and constitutes the Borrower’s and each other Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and conflicts of laws or by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights.

ARTICLE III

effectiveness

3.1          This Amendment shall become effective as of the date hereof upon the delivery to the Lenders of the following:

(a)          an executed counterpart of this Amendment from the Borrower and each other Credit Party;

(b)          all fees and expenses due in accordance with Section 5.3 hereof and under the Loan Agreements required to have been paid on or prior to the effectiveness of this Amendment; and

(c)          such other documents, agreements, instruments, certificates, opinions or other confirmations as the Lenders may reasonably request.

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ARTICLE IV

AFFIRMATION OF OBLIGATIONS

4.1           Affirmation of Borrower and each Credit Party. Each of the Borrower and each other Credit Party hereby approves and consents to the transactions contemplated by this Amendment and agrees that its obligations under the Loan Agreements and the other Loan Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) to which it is a party shall not be diminished as a result of the execution of this Amendment. This acknowledgement by the Borrower and each other Credit Party is made and delivered to induce the Lenders to enter into this Amendment, and the Borrower and each other Credit Party acknowledges that the Lenders would not enter into this Amendment in the absence of the acknowledgements contained herein.

4.2           Liens. The Borrower and each other Credit Party hereby ratifies and confirms the grant of a security interest in and Lien on the Collateral (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) contained in the Security Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) that were executed in connection with each Loan Agreement, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien.

ARTICLE V

MISCELLANEOUS

5.1           Effect of Amendment. From and after the effectiveness of this Amendment, all references to the Loan Agreements or Notes (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) set forth in any Loan Document (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) or other agreement or instrument shall, unless otherwise specifically provided, be references to the Loan Agreements or Notes, as applicable, as amended by this Amendment and as they may be further amended, modified, restated or supplemented from time to time. The parties hereto acknowledge and agree that this Amendment is a Loan Document (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) for all purposes under the Loan Agreement and the other Loan Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement).

5.2           Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware (excluding conflicts of laws provisions).

5.3           Expenses. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Lenders (including, without limitation, the reasonable fees and expenses of counsel to the Lenders) in connection with the preparation, negotiation, execution and delivery of this Amendment.

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5.4           Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5           Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

5.6           Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7           Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

TULSA INSPECTION RESOURCES, INC.

By:	/s/ Peter C. Boylan
Name:	Peter C. Boylan III
Title:	Executive Chairman

TULSA INSPECTION RESOURCES-NONDESTRUCTIVE EXAMINATION, INC.

By:	/s/ Peter C. Boylan
Name:	Peter C. Boylan III
Title:	Executive Chairman

(Signatures continue on following page)

Signature Page to Seventh Amendment to

Loan Agreements

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TRIANGLE MEZZANINE FUND, LLLP

By:	New Triangle GP, LLC, its General Partner

By:	Triangle Capital Corporation,
its Manager

By:	/s/ Douglas A. Vaughn
Name:	Douglas A. Vaughn
Title:	Managing Director

FIDUS MEZZANINE CAPITAL, L.P.

By:	Fidus Investment GP, LLC,
its General Partner

By:	Fidus Investment Advisors, LLC,
its Manager

By:	/s/ W. Andrew Worth
Name:	W. Andrew Worth
Title:	Manager

SALEM HALIFAX CAPITAL PARTNERS, LIMITED PARTNERSHIP

By:	SCP Management, LLC, its General Partner

By:	/s/ W. Spalding White
Name:	W. Spalding White, Jr.
Title:	Manager

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Signature Page to Seventh Amendment to

Loan Agreements and Notes

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SPP MEZZANINE FUNDING II HOLDINGS, LLC

By:	/s/ Todd Kumble
Name:	Todd Kumble
Title:	Managing Partner

SPP MEZZANINE FUNDING II-A, L.P.

By: SPP Partners II, L.P., its General Partner

By: SPP Partners II GP, LLC, its General Partner

By:	/s/ Todd Kumble
Name:	Todd Kumble
Title:	Managing Partner

Signature Page to Seventh Amendment to

Loan Agreements and Notes

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